Exhibit 10


                  SIXTH AMENDMENT TO THE AMENDED AND RESTATED
                              UNITED RETAIL GROUP
                     SUPPLEMENTAL RETIREMENT SAVINGS PLAN

                                   RECITALS

         United Retail Group, Inc. (the "Company") maintains for the benefit of its employees the United Retail Group Supplemental Retirement Savings Plan (the "Plan").

         The Company has adopted, effective as of January 1, 1997 an amendment and restatement of the Plan.

         The Company wishes to revise certain provisions which appear in the Plan.

         Therefore, this Sixth Amendment to the Plan shall be adopted effective as of February 2, 2003.

                                   AMENDMENT

I. Section 1 of the Plan shall be amended by inserting the following language at the end of the definition of "Compensation":

         A Participant's Compensation shall include any cost of living or other increase in a Participant's base salary provided to a Participant pursuant to any employment agreement entered into between the Participant and the Employer, whether or not such increase has actually been paid to the Participant.

II.      In all other respects, the Plan shall remain unchanged.

         Dated this 29th day of May, 2003.


                                                UNITED RETAIL GROUP, INC.

                                                By: /s/Kenneth P. Carroll

                                                Title: Senior Vice President











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                 SEVENTH AMENDMENT TO THE AMENDED AND RESTATED
                              UNITED RETAIL GROUP
                     SUPPLEMENTAL RETIREMENT SAVINGS PLAN

                                   RECITALS

         United Retail Group, Inc. (the "Company") maintains for the benefit of its employees the United Retail Group Supplemental Retirement Savings Plan (the "Plan").

           The Company has adopted, effective as of January 1, 1997 an amendment and restatement of the Plan.

           The Company wishes to revise certain provisions which appear in the Plan.

         Therefore, this Seventh Amendment to the Plan shall be adopted effective as of June 1, 2003.

                                   AMENDMENT

I. Section 7 of the Plan shall be amended by inserting the following language as Section 7.10:

         7.10      Distribution of Company Securities.

         Notwithstanding any contrary provision of the Plan, no Participant or Beneficiary shall be eligible to receive a distribution from the Plan in the form of qualifying employer securities ("Company securities") until the earlier of the date on which (i) the Plan has been approved by an affirmative vote of a majority of the issued and outstanding shares of the Company present in person or by proxy at a meeting of stockholders, (ii) the listing requirements of the principal exchange (including the NASDAQ Stock Market) on which Company securities are then traded no longer require such approval or (iii) Company securities are no longer traded on an exchange.

II.      In all other respects, the Plan shall remain unchanged.

         Dated this 29th day of May, 2003.



                                                   UNITED RETAIL GROUP, INC.

                                                   By: /s/Kenneth P. Carroll

                                                   Title: Senior Vice President